Exhibit 31.2

Certification Of

Chief Financial Officer

Of NATCO Group Inc.

Pursuant To 15 U.S.C. Section 7241, As Adopted

Pursuant To Section 302 Of The

Sarbanes-Oxley Act Of 2002

I, Richard W. FitzGerald, certify that:

1. I have reviewed this annual report on Form 10-K of NATCO Group Inc. (“the Registrant”) for the period ended December 31, 2004;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. [Omitted—To be filed by amendment.]

4. [Omitted—To be filed by amendment.]

5. [Omitted—To be filed by amendment.]

Date: March 16, 2005	/s/ Richard W. FitzGerald
Richard W. FitzGerald
Chief Financial Officer